UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                July 25, 2005


                           GS MORTGAGE SECURITIES CORP
          as Depositor under the Master Servicing and Trust Agreement, dated as of February 1, 2005, providing for the issuance of Mortgage Pass-
                      Through Certificates, Series 2005-2F
             (Exact name of registrant as specified in its charter)


           Delaware                333-120274-11             13-3387389
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

        85 Broad Street
     New York, New York                                         10004
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2005-2F Mortgage Pass-Through Certificates, Series 2005-2F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of February 1, 2005 among GS Mortgage Securities Corp., as depositor, JPMorgan Chase Bank, N.A., as Securities Administrator, Custodian, and Master Servicer, and Wachovia Bank, N.A., as Trustee.

 On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             GSR MORTGAGE LOAN TRUST 2005-2F
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2F

             JPMorgan Chase Bank, N.A., Securities Administrator,
               Custodian, and Master Servicer under the Agreement referred to herein

            By: /s/  Annette Marsula
                     ----------------------------------------------
                     Annette Marsula
                     Vice President

Date: July 29, 2005

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on July 25, 2005


                      GSR Mortgage Loan Trust Series 2005-2F
                         Statement To Certificateholders
                                  July 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      13,167,000.00    13,167,000.00           0.00         60,348.75        60,348.75     0.00            0.00    13,167,000.00
IA2      69,774,000.00    65,872,521.65     645,680.13        274,468.84       920,148.97     0.00            0.00    65,226,841.52
IA3      23,258,000.00    21,957,507.22     215,226.71         66,135.65       281,362.36     0.00            0.00    21,742,280.51
IA5      12,456,000.00    12,322,923.59      33,651.18         56,480.07        90,131.25     0.00            0.00    12,289,272.41
IA6       7,209,000.00     7,342,076.41           0.00              0.00             0.00     0.00       33,651.18     7,375,727.59
IIA1    105,000,000.00   102,404,815.69     844,178.32        362,683.72     1,206,862.04     0.00            0.00   101,560,637.37
IIA3     45,860,000.00    32,870,156.54   1,267,068.92              0.00     1,267,068.92     0.00      164,350.78    31,767,438.40
IIIA1    13,172,000.00    11,455,128.37     419,350.19         34,025.36       453,375.55     0.00            0.00    11,035,778.18
AP        1,199,835.00     1,176,332.06       1,331.71              0.00         1,331.71     0.00            0.00     1,175,000.35
B1        5,431,000.00     5,411,719.25       4,951.55         26,483.02        31,434.57     0.00            0.00     5,406,767.70
B2        1,961,000.00     1,954,038.20       1,787.88          9,562.37        11,350.25     0.00            0.00     1,952,250.32
B3        1,207,000.00     1,202,714.99       1,100.45          5,885.66         6,986.11     0.00            0.00     1,201,614.54
B4          754,000.00       751,323.21         687.44          3,676.71         4,364.15     0.00            0.00       750,635.77
B5          603,000.00       600,859.27         549.77          2,940.39         3,490.16     0.00            0.00       600,309.50
B6          603,798.00       601,654.43         550.22          2,944.28         3,494.50     0.00            0.00       601,104.21
R1                0.00             0.00           0.00              0.00             0.00     0.00            0.00             0.00
R2                0.00             0.00           0.00              0.00             0.00     0.00            0.00             0.00
TOTALS  301,655,633.00   279,090,770.88   3,436,114.47        905,634.82     4,341,749.29     0.00      198,001.96   275,852,658.37
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA4       23,258,000.00    21,957,507.22       0.00         61,949.81      61,949.81        0.00            0.00    21,742,280.51
IIA2      30,625,000.00    29,868,071.24       0.00        149,340.36     149,340.36        0.00            0.00    29,621,852.57
IIIA2     13,172,000.00    11,455,128.37       0.00         42,342.16      42,342.16        0.00            0.00    11,035,778.18
AX           127,206.00       123,242.76       0.00            821.62         821.62        0.00            0.00       122,203.72
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DXY4     1,000.00000000      0.00000000       4.58333333      4.58333333   1,000.00000000       IA1    5.500000 %
IA2     36242DXZ1       944.08406641      9.25387867       3.93368361     13.18756227     934.83018775       IA2    5.000000 %
IA3     36242DYA5       944.08406656      9.25387867       2.84356565     12.09744432     934.83018789       IA3    3.614380 %
IA5     36242DYC1       989.31628051      2.70160405       4.53436657      7.23597062     986.61467646       IA5    5.500000 %
IA6     36242DYD9     1,018.45976002      0.00000000       0.00000000      0.00000000   1,023.12770010       IA6    5.500000 %
IIA1    36242DYE7       975.28395895      8.03979352       3.45413067     11.49392419     967.24416543      IIA1    4.250000 %
IIA3    36242DYG2       716.75003358     27.62906498       0.00000000     27.62906498     692.70471871      IIA3    6.000000 %
IIIA1   36242DYH0       869.65748330     31.83648573       2.58315821     34.41964394     837.82099757      IIIA1   3.564380 %
AP      36242DYL1       980.41152325      1.10991095       0.00000000      1.10991095     979.30161231       AP     0.000000 %
B1      36242DYM9       996.44987111      0.91171976       4.87626956      5.78798932     995.53815135       B1     5.872372 %
B2      36242DYN7       996.44987251      0.91171851       4.87627231      5.78799082     995.53815400       B2     5.872372 %
B3      36242DYP2       996.44986744      0.91172328       4.87627175      5.78799503     995.53814416       B3     5.872372 %
B4      36242DYS6       996.44988064      0.91172414       4.87627321      5.78799735     995.53815650       B4     5.872372 %
B5      36242DYT4       996.44986733      0.91172471       4.87626866      5.78799337     995.53814262       B5     5.872372 %
B6      36242DYU1       996.44985575      0.91126503       4.87626657      5.78753159     995.53859072       B6     5.872372 %
TOTALS                  925.19661610     11.39085134       3.00221418     14.39306552     914.46214886
---------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA4     36242DYB3       944.08406656      0.00000000       2.66359145     2.66359145    934.83018789       IA4      3.385620 %
IIA2    36242DYF4       975.28395886      0.00000000       4.87641992     4.87641992    967.24416555      IIA2      6.000000 %
IIIA2   36242DYJ6       869.65748330      0.00000000       3.21455815     3.21455815    837.82099757      IIIA2     4.435620 %
AX      36242DYK3       968.84392246      0.00000000       6.45897206     6.45897206    960.67575429       AX       8.000000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Beginning Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                           125,252,142.60
                                        Collateral Group 2                                                           140,731,110.10
                                        Collateral Group 3                                                            11,931,186.96
                                        Collateral Group P                                                             1,176,333.01

Sec. 4.01(ii)   Aggregate Ending Scheduled Principal Balance of Each Collateral Group
                                        Collateral Group 1                                                           124,386,300.62
                                        Collateral Group 2                                                           138,780,061.96
                                        Collateral Group 3                                                            11,511,296.01
                                        Collateral Group P                                                             1,175,001.31

Sec. 4.01(ii)   Scheduled Principal for Each Collateral Group
                                        Collateral Group 1                                                               134,667.06
                                        Collateral Group 2                                                               107,085.14
                                        Collateral Group 3                                                                13,552.52
                                        Collateral Group P                                                                 1,461.98

Sec. 4.01(ii)   Principal Prepayments for Each Collateral Group
                                        Collateral Group 1                                                               731,174.92
                                        Collateral Group 2                                                             1,843,963.01
                                        Collateral Group 3                                                               406,338.42
                                        Collateral Group P                                                                  -130.27

Sec. 4.01(ii)   CPR for Each Collateral Group
                                        Collateral Group 1                                                               6.791624 %
                                        Collateral Group 2                                                              14.648603 %
                                        Collateral Group 3                                                              34.050737 %
                                        Collateral Group P                                                               0.000000 %

Sec. 4.01(iii)  Available Distribution                                                                                 4,596,203.24
                                        Aggregate Principal Distribution Amount                                        3,238,112.78
                                        Principal Prepayment Amount                                                    2,981,346.08

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                        3,036,941.69
                                        Principal Prepayments                                                            -55,595.61
                                        Liquidation Proceeds                                                                   0.00
                                        Condemnation Proceeds                                                                  0.00
                                        Insurance Proceeds                                                                     0.00

Sec. 4.01(vi)   Interest Payment
                               Class IA1
                                                     Accrued and Paid for Current Month                                 60,348.75
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IA2
                                                     Accrued and Paid for Current Month                                274,468.84
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IA3
                                                     Accrued and Paid for Current Month                                 66,135.65
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IA4
                                                     Accrued and Paid for Current Month                                 61,949.81
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IA5
                                                     Accrued and Paid for Current Month                                 56,480.07
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IA6
                                                     Accrued and Paid for Current Month                                      0.00
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IIA1
                                                     Accrued and Paid for Current Month                                362,683.72
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IIA2
                                                     Accrued and Paid for Current Month                                149,340.36
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IIA3
                                                     Accrued and Paid for Current Month                                      0.00
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IIIA1
                                                     Accrued and Paid for Current Month                                 34,025.36
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class IIIA2
                                                     Accrued and Paid for Current Month                                 42,342.16
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class AX
                                                     Accrued and Paid for Current Month                                    821.62
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B1
                                                     Accrued and Paid for Current Month                                 26,483.02
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B2
                                                     Accrued and Paid for Current Month                                  9,562.37
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B3
                                                     Accrued and Paid for Current Month                                  5,885.66
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B4
                                                     Accrued and Paid for Current Month                                  3,676.71
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B5
                                                     Accrued and Paid for Current Month                                  2,940.39
                                                     Accrued and Paid from Prior Months                                      0.00
                               Class B6
                                                     Accrued and Paid for Current Month                                  2,944.28
                                                     Accrued and Paid from Prior Months                                      0.00


Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                               58,438.65

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                      1,209,794.78
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                              6,222,753.19

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                  601
                                        Balance of Outstanding Mortgage Loans                                      275,852,659.90


Sec. 4.01(xii)                                 Number and Balance of Delinquent Loans
                                                Group Totals
                                                                                          Principal
                                                Period                Number                Balance              Percentage
                                               0-29 days                 597           274,228,178.16                 99.41 %
                                               30-59 days                  4             1,624,481.74                  0.59 %
                                               60-89 days                  0                     0.00                  0.00 %
                                               90-119 days                 0                     0.00                  0.00 %
                                               120+days                    0                     0.00                  0.00 %
                                                Total                    601           275,852,659.90                100.00 %

Sec. 4.01(xii)                                                Number and Balance of Loans in Bankruptcy
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %

Sec. 4.01(xii)                                                Number and Balance of Loans in Foreclosure
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %


Sec. 4.01(xiii)                                               Number and Balance of REO Loans
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                      256,766.70
                                                              Payoffs                                                3,036,941.69
                                                              Prepayments                                              -55,595.61
                                                              Liquidation Proceeds                                           0.00
                                                              Condemnation Proceeds                                          0.00
                                                              Insurance Proceeds                                             0.00
                                                              Realized Losses                                                0.00

                                                              Realized Losses Group 1                                        0.00
                                                              Realized Losses Group 2                                        0.00
                                                              Realized Losses Group 3                                        0.00
                                                              Realized Losses Group P                                        0.00
                                                              Realized Gains                                                 0.00

                                                              Realized Gains Group 1                                         0.00
                                                              Realized Gains Group 2                                         0.00
                                                              Realized Gains Group 3                                         0.00
                                                              Realized Gains Group P                                         0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                       0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IA2                                                       0.00
                                                              Class IA3                                                       0.00
                                                              Class IA4                                                       0.00
                                                              Class IA5                                                       0.00
                                                              Class IA6                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class AX                                                        0.00

Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                               96.3353 %
                                        Senior Prepayment Percentage 1                                                   100.0000 %

                                        Subordinate Percentage 1                                                           3.6647 %
                                        Subordinate Prepayment Percentage 1                                                0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                               96.1230 %
                                        Senior Prepayment Percentage 2                                                   100.0000 %

                                        Subordinate Percentage 2                                                           3.8770 %
                                        Subordinate Prepayment Percentage 2                                                0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                               96.0100 %
                                        Senior Prepayment Percentage 3                                                   100.0000 %

                                        Subordinate Percentage 3                                                           3.9900 %
                                        Subordinate Prepayment Percentage 3                                                0.0000 %



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
